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                                                                    EXHIBIT 23.2





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Abaxis, Inc. on Form S-8 of our report dated April 23, 1996, appearing in the Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 1996.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
June 26, 1996

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